UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________________

FORM 8-K

______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 30, 2014

PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

Contribution Agreement

On September 30, 2014, PBF Energy Company LLC ("PBF LLC"), a subsidiary of PBF Energy Inc. ("PBF Energy") closed the previously announced transactions contemplated by the Contribution Agreement dated as of September 16, 2014 between PBF LLC and PBF Logistics LP (the "Partnership"), a consolidated subsidiary of PBF Energy. Pursuant to the terms of the Contribution Agreement, PBF LLC contributed to the Partnership all of the equity interests of Delaware City Terminaling Company II LLC ("DCT II"), which assets consist solely of the Delaware City heavy crude unloading rack (the "West Rack Assets" as defined in the Contribution Agreement), for total consideration payable to PBF LLC of $150 million, consisting of $135 million of cash and $15 million of Partnership common units, or 589,536 common units ("the Acquisition"). The cash consideration was funded by the Partnership from the proceeds from the sale of $30 million in marketable securities and $105 million in borrowings under the Partnership's revolving credit facility. The Partnership borrowed an additional $30 million under its revolving credit facility to repay $30 million of its outstanding term loan in order to release the $30 million in marketable securities that had collateralized the Partnership’s term loan.

Each of the parties to the Contribution Agreement is a direct or indirect subsidiary of PBF Energy. As a result, certain individuals, including officers of PBF Energy and officers and directors of PBF Logistics GP ("PBF GP"), the general partner of the Partnership, serve as officers and/or directors of one or more of such entities. Following the closing, PBF Energy, through is consolidated subsidiaries, (as of the date of this Current Report on Form 8-K) owns 663,589 common units and 15,886,553 subordinated units of the Partnership, collectively representing a 51.1% limited partner interest in the Partnership based on the number of common units and subordinated units outstanding. PBF Energy also indirectly owns the general partner interest in the Partnership, through its control and ownership of PBF GP, and all of the Partnership’s incentive distribution rights.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the Contribution Agreement, a copy of which was filed as Exhibit 10.1 to the Partnership's Current Report on Form 8-K filed on September 19, 2014.

In addition, in connection with the consummation of the transactions contemplated by the Contribution Agreement, PBF Energy or certain of its subsidiaries, as applicable, entered into the following material definitive agreements:

Amended and Restated Omnibus Agreement

On September 30, 2014, PBF Holding Company LLC ("PBF Holding"), PBF LLC, the Partnership and PBF GP entered into an Amended and Restated Omnibus Agreement (the "A&R Omnibus Agreement") to amend and restate the original Omnibus Agreement dated as of May 14, 2014, by and among the same parties. The A&R Omnibus Agreement clarifies the reimbursements to be made by the Partnership to PBF LLC and from PBF LLC to the Partnership. The A&R Omnibus Agreement incorporates the West Rack Assets to its provisions and increases the annual administrative fee to be paid by the Partnership to PBF Energy from $2.3 million to $2.5 million.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the A&R Omnibus Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Operation and Management Services and Secondment Agreement

On September 30, 2014, PBF Holding, Delaware City Refining Company LLC, Delaware City Terminaling Company LLC, DCT II, Toledo Refining Company LLC, the Partnership and PBF GP entered into an Amended and Restated Operation and Management Services and Secondment Agreement (the "A&R Services Agreement") to govern the provision of seconded employees to or from PBF Holding, the Partnership and its affiliates as applicable. The A&R Services Agreement also governs the use of certain facilities of the parties by the various entities and the services to be provided by such seconded employees to allow the Partnership to perform its obligations under its commercial agreements. In conjunction with the A&R Services Agreement, the annual fee has been increased from $490,000 to $797,000, as a result of the inclusion of the West Rack Assets and related commercial agreements. All fees to be paid pursuant to the A&R Services Agreement are indexed for inflation.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the A&R Services Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Delaware City West Ladder Rack Terminaling Services Agreement

On October 1, 2014, PBF Holding and DCT II entered into a seven year terminaling services agreement (the “West Ladder Rack Terminaling Agreement”) under which the Partnership, through DCT II, will provide rail terminaling services to PBF Holding. The agreement can be extended by PBF Holding for two additional five year periods. Under the West Ladder Rack Terminaling Agreement, PBF Holding will be obligated to throughput aggregate volumes on the Partnership’s West Rack Assets as follows:
The minimum throughput commitment will be 40,000 barrels per day (“bpd”) for a fee equal to $2.20 per barrel for all volumes of crude oil throughput up to the minimum throughput commitment and $1.50 per barrel for all volumes of crude oil throughput in excess of the minimum throughput commitment, in any contract quarter.
The Partnership is required to maintain the capabilities of its West Rack Assets such that PBF Holding may throughput at least 40,000 bpd of crude oil on the West Rack Assets. To the extent that (i) PBF Holding is prevented from throughputting at least such volumes (on a quarterly average basis) for more than seven days per quarter as a result of the Partnership’s failure to maintain capacities, then PBF Holding’s aggregate throughput commitments for the West Rack Assets will be reduced proportionately to the extent of the difference between such aggregate minimum throughput capacity and the actual available aggregate throughput capacity, prorated for the portion of the quarter during which throughput capacity was unavailable.
The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the West Ladder Rack Terminaling Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01     Completion of Acquisition or Disposition of Assets.
The description in Item 1.01 above of the completion of the transactions set forth in the Contribution Agreement is incorporated in this item 2.01 by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.
10.1	Amended and Restated Omnibus Agreement dated as of September 30, 2014 among PBF Holding Company LLC, PBF Energy Company LLC, PBF Logistics GP LLC and PBF Logistics LP
10.2
Amended and Restated Operation and Management Services and Secondment Agreement dated as of September 30, 2014 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, PBF Logistics GP LLC , PBF Logistics LP, Delaware City Terminaling Company LLC and Delaware City Terminaling Company II LLC

10.3	Delaware City West Ladder Rack Terminaling Services Agreement dated as of October 1, 2014 among PBF Holding Company LLC and Delaware City Terminaling Company II LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2014

PBF Energy Inc.
(Registrant)

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Senior Vice President, General Counsel

Dated: October 2, 2014

PBF Holding Company LLC
(Registrant)

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Omnibus Agreement dated as of September 30, 2014 among PBF Holding Company LLC, PBF Energy Company LLC, PBF Logistics GP LLC and PBF Logistics LP
10.2
Amended and Restated Operation and Management Services and Secondment Agreement dated as of September 30, 2014 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, PBF Logistics GP LLC, PBF Logistics LP, Delaware City Terminaling Company LLC and Delaware City Terminaling Company II LLC

10.3	Delaware City West Ladder Rack Terminaling Services Agreement dated as of October 1, 2014 among PBF Holding Company LLC and Delaware City Terminaling Company II LLC